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                                                                     EXHIBIT (j)

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors" and "Financial Statements" in the Statement of Additional Information, both included in Post-Effective Amendment Number 17 to the Registration Statement (Form N-1A, No. 33-69724) of The MMA Praxis Mutual Funds and to the use of our report dated February 13, 2004 on the financial statements, incorporated by reference therein.

/s/ Ernst & Young LLP

Columbus, Ohio
April 26, 2004